Exhibit 99.2
CONFIDENTIAL & PROPRIETARY
FOR INTERNAL DISTRIBUTION ONLY
CENTENNIAL COMMUNICATION CORP.
RE: AT&T PURCHASE OF CENTENNIAL — EMPLOYEE Q&A
NOVEMBER 7, 2008
TRANSACTION SUMMARY
1) Why did we decide to sell Centennial to AT&T? Why aren’t we remaining an independent Company?
As we’ve shared with you many times before, we operate in a rapidly changing and highly competitive industry that has experienced significant consolidation in recent years. It’s always been the responsibility of our senior management team and board of directors to make decisions that are in the best interest of our stockholders. AT&T is a very successful company and will serve our customers well. Last year, AT&T’s consolidated revenues totaled more than $100 billion, nearly half of which came from its rapidly growing wireless operation. Its success has been driven by significant growth in retail postpaid customers, rapid adoption of wireless data services and robust demand for integrated devices, led by the Apple iPhone.
2) When should we expect this transaction to close? What has to happen for the transaction to close?
The transaction must still be approved by our stockholders and is subject to customary regulatory approvals. We currently expect to close the transaction by the end of the second quarter of 2009.
EMPLOYMENT, PAY & SEVERANCE
3) What should employees do while the sale is being completed? What other organizational changes can we expect to see?
It’s business as usual until the deal closes. You should continue to do your job well and maintain the ultimate customer experience that makes us who we are. Stay focused on the business and the things you can control.
4) What happens with my job as a result of this transaction? How much longer can I expect to have a job?
It’s too early to tell what the Organization structure will look like in the combined company. Through the time of the closing, assuming you remain an employee in good standing, you should expect to retain your position as a Centennial Associate.

5) If I remain employed with AT&T after the transaction closes, will they consider me a “new” employee or will my Centennial tenure be credited?
If you are asked to remain as an AT&T employee, your prior service will generally be credited and your Centennial hire date will be treated as your hire date with AT&T.
6) If I am terminated as a result of this transaction, will I receive severance?
If you are terminated after the closing of this transaction, you may be eligible to receive severance payments. Details of the severance plan will be distributed in the coming months. You may still be terminated without severance for poor performance or violations of our Company policies, including our Code of Conduct policies.
7) If I leave Centennial voluntarily, can I still have the severance package?
No. If you voluntarily resign, you forfeit your right to a severance package.
8) Will we be paid 2009 year-end bonuses?
Consistent with our current policy, we anticipate that if you are actively employed at the time of annual bonus payout, you will receive a year-end bonus. If you are terminated other than for cause after the closing, you may be eligible to receive a pro-rated bonus.
9) If I leave before the deal is completed, what happens to my benefits, bonuses, 401k, etc.?
If you voluntarily leave Centennial, your departure will be treated as any other resignation. You will forfeit any right to severance pay you may have been eligible for.
HEALTH & EMPLOYMENT BENEFITS
10) What happens to our benefits once the transaction closes? Will I still be on Centennial’s benefits plans?
Once the transaction closes, AT&T has indicated that you will be eligible for benefit plans that are reasonably comparable, in the aggregate, to those provided by Centennial prior to the closing.
11) How long will my health benefits remain in effect if my employment is terminated?
Your health benefits will remain in effect while you are actively employed. If you are terminated, you will be offered the opportunity to continue your benefits under the Consolidated Omnibus Budget Reconciliation Act of 1986 (COBRA).

12) What happens to my 401(k) plan?
There will be no change to our 401(k) plans through the transaction closing date, nor do we anticipate a change immediately after the closing. We will provide further information when it is available.
STOCK OPTIONS
13) What will happen to my Centennial stock options as a result of this transaction?
For those Associates who hold Centennial stock options, all outstanding stock options will become fully vested on the closing date and each holder will receive cash (without interest) in an amount equal to the difference between $8.50 and the individual strike price of each option multiplied by the number of shares.
ABOUT CENTENNIAL
Centennial Communications (NASDAQ: CYCL), based in Wall, NJ, is a leading provider of regional wireless and integrated communications services in the United States and Puerto Rico with approximately 1.1 million wireless subscribers and 596,700 access lines and equivalents. The U.S. business owns and operates wireless networks in the Midwest and Southeast covering parts of six states. Centennial’s Puerto Rico business owns and operates wireless networks in Puerto Rico and the U.S. Virgin Islands and provides facilities-based integrated voice, data and Internet solutions. Welsh, Carson, Anderson & Stowe is a significant shareholder of Centennial. For more information regarding Centennial, please visit our websites http://www.centennialwireless.com/ and http://www.centennialpr.com/.
SAFE HARBOR PROVISION
Cautionary statement for purposes of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Information in this release that involves Centennial’s expectations, beliefs, hopes, plans, projections, estimates, intentions or strategies regarding the future, including (i) statements about the benefits of the merger between AT&T and Centennial, including statements about the timing of the merger between AT&T and Centennial; (ii) statements of future economic performance; and (iii) statements of assumptions underlying such statements. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause Centennial’s actual results to differ materially from those projected in such forward-looking statements. These risks, assumptions and uncertainties include, but are not limited to risks associated with the merger, including (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the inability to complete the transaction due to the failure to obtain stockholder approval; (iii) the failure to satisfy other conditions to completion of the transaction, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the failure to obtain other necessary regulatory approvals in connection with the transaction; and (iv) other risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission. All forward-looking statements included in this release are based upon information available to Centennial as of the date of the release, and we assume no obligation to update or revise any such forward-looking statements.

IMPORTANT INFORMATION
This communication may be deemed to be solicitation material in respect of the proposed acquisition of Centennial by AT&T. In connection with the proposed acquisition, Centennial intends to file relevant materials with the SEC, including Centennial’s proxy statement on Schedule 14A.
INVESTORS OF CENTENNIAL ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING CENTENNIAL’s PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Investors and security holders will be able to obtain the documents free of charge through the website maintained by the SEC at www.sec.gov, and Centennial stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Centennial. Such documents are not currently available.
Centennial and its directors and certain executive officers may be deemed to be participants in the solicitation of proxies from the holders of Centennial common stock in respect of the proposed transaction. Information about the directors and executive officers of Centennial and their respective interests in Centennial by security holdings or otherwise is set forth in its proxy statement relating to the 2008 annual meeting of stockholders, which was filed with the SEC on August 13, 2008. Investors may obtain additional information regarding the interest of the participants by reading the proxy statement regarding the acquisition when it becomes available.